UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 13, 2008

SureWest Communications
(Exact Name of Registrant as Specified in its Charter)

California	0-556	68-0365195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Vernon Street, Roseville, California	95678
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(916) 772-2000

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by SureWest Communications (“SureWest”) with the Securities and Exchange Commission on February 13, 2008 (the “February 8-K”) related to SureWest’s acquisition of Everest Broadband, Inc. (“Everest”); to include the financial statements of Everest and Everest Operating Entities (as defined below) as required under Item 9.01 (a), the pro forma financial information as required under Item 9.01 (b) and related exhibits under Item 9.01 (d). The information previously reported in the February 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Everest as of December 31, 2007 and 2006, and for the year ended December 31, 2007 and the six-month period ended December 31, 2006, are attached hereto as Exhibit 99.1 and are incorporated by reference in their entirety herein.

The audited combined financial statements of Everest Connections, LLC, Everest Holdings I, LLC, Everest Holdings III, LLC and Subsidiaries (“Everest Operating Entities”) for the six-month period ended June 30, 2006, are attached hereto as Exhibit 99.2 and are incorporated by reference in their entirety herein.

(b)	Unaudited Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.3 and is incorporated by reference in its entirety herein:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2007.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2007.

(iii)	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1
Audited Consolidated Financial Statements of Everest Broadband, Inc. and Subsidiaries as of December 31, 2007 and 2006 and the Year Ended December 31, 2007 and the Six-Month Period Ended December 31, 2006.

99.2
Audited Combined Financial Statements of Everest Connections, LLC, Everest Holdings I, LLC, Everest Holdings III, LLC and Subsidiaries (“Everest Operating Entities”) for the Six-Month Period Ended June 30, 2006.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUREWEST COMMUNICATIONS

By:	/s/ Dan T. Bessey
Dan T. Bessey Vice President and Chief Financial Officer

Date: April 28, 2008

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1
Audited Consolidated Financial Statements of Everest Broadband, Inc. and Subsidiaries as of December 31, 2007 and 2006 and the Year Ended December 31, 2007 and the Six-Month Period Ended December 31, 2006.

99.2
Audited Combined Financial Statements of Everest Connections, LLC, Everest Holdings I, LLC, Everest Holdings III, LLC and Subsidiaries (“Everest Operating Entities”) for the Six-Month Period Ended June 30, 2006.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements.